FXCM Inc. Announces Fourth Quarter 2012 and Full Year 2012 Results

Releases February 2013 Monthly Operating Metrics

Fourth Quarter Highlights:

•	2012 fourth quarter U.S. GAAP revenues of $108.1 million, down 1% versus the same period in 2011
•	U.S. GAAP net income of $3.0 million or $0.11 per fully diluted share
•	Adjusted Pro Forma EBITDA of $29.8 million, up 13% versus the same period in 2011
•	Adjusted Pro Forma net income of $9.7 million or $0.13 per fully exchanged, fully diluted share
•	Customer equity of $1,190.8 million, up 14% from same period in 2011
•	Active accounts of 170,930, up 5% from the same period in 2011
•	Declared a quarterly dividend of $0.06 per share of Class A common stock

Full-Year Highlights:

•	Full year U.S. GAAP revenues of $417.3 million, up 0.4% compared to 2011
•	U.S. GAAP net income of $9.0 million or $0.37 per fully diluted share
•	Adjusted Pro Forma EBITDA of $112.9 million, up 1% compared to 2011
•	Adjusted Pro Forma net income of $42.6 million or $0.58 per fully exchanged, fully diluted share
•	Paid dividends of $0.24 per share of Class A common stock
•	Completed the acquisition of 50.1% of Lucid Markets, a leading non-bank market maker and electronic trader in institutional foreign exchange

February 2013 Monthly Metrics Highlights:

•	Record retail customer trading volume of $17.9 billion per day
•	$359 billion in total retail customer trading volume - fourth highest in FXCM history

NEW YORK, NY – March 7, 2013 – FXCM Inc. (NYSE: FXCM), a leading online provider of foreign exchange, or FX, trading and related services, today announced revenues for the quarter ended December 31, 2012 of $108.1 million, compared to $108.7 million for the quarter ended December 31, 2011, a decrease of 1%. U.S. GAAP net income was $3.0 million or $0.11 per fully diluted Class A share for the fourth quarter 2012, compared to $3.2 million or $0.21 per fully diluted Class A share for the fourth quarter 2011, a decrease of 7% and 48%, respectively. This decrease is primarily due to $1.8 million or $0.12 per fully diluted share in deferred tax benefits recognized by FXCM’s Japanese subsidiary in the fourth quarter 2011 U.S. GAAP results.

Under U.S. GAAP, revenues for the year ended December 31, 2012 increased 0.4% to $417.3 million, compared to $415.6 million for the corresponding period in 2011. U.S. GAAP net income for the year ended December 31, 2012 was $9.0 million, or $0.37 cents per fully diluted Class A share versus $12.7 million or $0.77 cents per fully diluted Class A share, a decrease of 30% and 52% respectively.

Adjusted Pro Forma EBITDA for the fourth quarter 2012 was $29.8 million, compared to $26.4 million for the fourth quarter 2011, an increase of 13%. Adjusted Pro Forma Net Income was $9.7 million or $0.13 per fully exchanged, fully diluted share for the fourth quarter 2012, compared to $20.7 million or $0.28 per fully exchanged, fully diluted share for the fourth quarter 2011, a decrease of 53% and 54%, respectively. This decrease is primarily due to $8.2 million or $0.11 per fully exchanged, fully diluted share in deferred tax benefits recognized by FXCM’s Japanese subsidiary in the fourth quarter 2011 adjusted Pro Forma results.

Adjusted Pro Forma EBITDA for the year ended December 31, 2012 was $112.9 million, compared to $111.9 million, for the corresponding period in 2011, an increase of 1%. Adjusted Pro Forma Net Income for the year ended December 31, 2012 was $42.6 million, or $0.58 per share on a fully exchanged, fully diluted basis, compared to $67.2 million, or $0.90 per share on a fully exchanged, fully diluted basis, for the corresponding period in 2011, a decrease of 37% and 36% respectively.

Adjusted Pro Forma results assume the conversion and exchange of all FXCM Holdings, LLC Units into FXCM Inc. Class A common stock, resulting in the elimination of the non-controlling interest and the corresponding adjustment to the entity’s tax provision. In addition, Adjusted Pro Forma results eliminate certain non-recurring charges and certain equity based compensation expense granted at the time of FXCM’s initial public offering in December 2010.

“FXCM turned in a solid fourth quarter even though volatility in global FX markets hit multi-year lows,” said Drew Niv, Chief Executive Officer of FXCM. “Despite the subdued trading environment we saw for the entire year in 2012, we are pleased to have positioned our business so that we were still able to generate $102.1 million in after-tax cash flow from operations,” Niv continued. “With over $13 trillion in currencies traded at FXCM in 2012, we have built FXCM today into one of the largest FX players in the world.”

FXCM Inc. today also announced certain key operating metrics for February 2013 for its retail and institutional foreign exchange business. Monthly activities included:

February 2013 Operating Metrics

Retail Trading Metrics

•	Retail customer trading volume(1) of $359 billion in February 2013, 1% lower than January 2013 and 3% higher than February 2012.
•	Average retail customer trading volume per day of $17.9 billion in February 2013, 8% higher than January 2013 and 8% higher than February 2012.
•	An average of 460,761 retail client trades per day in February 2013, 6% higher than January 2013 and 16% higher than February 2012.

•	Tradable accounts(2) of 190,891 as of February 28, 2013, an increase of 1,784 or 1% from January 2013, and an decrease of 6,875 or 3% from February 2012.

Institutional Trading Metrics

•	Institutional customer trading volume(1) of $132 billion in February 2013, 14% higher than January 2013 and 4% higher than February 2012.
•	Average institutional trading volume per day of $6.6 billion in February 2013, 25% higher than January 2013 and 8% higher than February 2012.
•	An average of 17,888 institutional client trades per day in February 2013, 13% higher than January 2013 and 39% higher than February 2012.

Drew Niv, FXCM’s Chief Executive Officer, commenting on February metrics said “2013 has so far been a very different year than 2012, with two of our best months of volume ever in January and February.”

We achieved these results despite only a relatively modest improvement in currency volatility historically speaking,” Niv added. “This is in large part a result of FXCM having grown client equity to over $1.2 billion, over 4 times higher than just four years ago.”

More information, including historical results for each of the above metrics, can be found on the investor relations page of the Company's corporate website, www.fxcm.com.

This operating data is preliminary and subject to revision and should not be taken as an indication of the financial performance of FXCM Inc. FXCM undertakes no obligation to publicly update or review previously reported operating data. Any updates to previously reported operating data will be reflected in the historical operating data that can be found on the Investor Relations page of the Company’s corporate website, www.fxcm.com.

(1) Volume that FXCM customers traded in period is translated into U.S. dollars.

(2) A Tradeable Account is an account with sufficient funds to place a trade in accordance with FXCM trading policies.

Consolidated U.S. GAAP Results

	Unaudited U.S. GAAP (thousands except per share amounts)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	% Change	2012	2011	% Change

Total net revenues	$108,094	$108,685	-1%	$417,315	$415,578	0.42%

Referring broker fees	17,720	20,579	-14%	76,585	92,832	-18%
Compensation and benefits	24,604	26,424	-7%	105,779	95,086	11%
Other expenses	39,016	34,720	12%	147,951	138,010	7%

Depreciation, amortization and interest expense	13,077	5,852	123%	39,536	20,053	97%

Income before income taxes	13,677	21,110	-35%	47,464	69,597	-32%

Income tax provision	4,130	61	6670%	8,986	10,816	-17%

Net Income	9,547	21,049	-55%	38,478	58,781	-35%

Net income attributable to non-controlling interest in FXCM Holdings, LLC	5,413	17,822	-70%	23,131	46,045	-50%

Net income attributable to non-controlling interest in Lucid Markets Trading Limited	1,136	-	0%	6,389	-	0%

Net Income Attributable to FXCM Inc.	$2,998	$3,227	-7%	$8,958	$12,736	-30%

Net Income (in thousands)	$2,998	$3,227	-7%	$8,958	$12,736	-30%

Net Income per Class A Share
Basic and Diluted	$0.11	$0.21	-48%	$0.37	$0.77	-52%

Average Class A shares outstanding	27,750	15,291	81%	24,086	16,567	45%

Consolidated Adjusted Pro Forma Results

(Unaudited)
	Adjusted Pro Forma (thousands except per share amounts)			Adjusted Pro Forma Cash (thousands except per share amounts)			Adjusted Pro Forma (thousands except per share amounts)			Adjusted Pro Forma Cash (thousands except per share amounts)
	Three Months Ended December 31,			Three Months Ended December 31,			Twelve Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change

Total Revenues	$108,094	$105,371	3%	$108,094	$105,371	3%	$417,315	$412,264	1%	$417,315	$412,264	1%

Referring broker fees	17,720	20,579	-14%	17,720	20,579	-14%	76,585	92,832	-18%	76,585	92,832	-18%
Compensation and benefits	21,591	23,681	-9%	19,814	23,415	-15%	84,304	85,817	-2%	81,266	85,555	-5%
Other expenses	39,016	34,720	12%	39,016	34,720	12%	143,525	121,748	18%	143,525	121,748	18%

EBITDA	29,767	26,391	13%	31,544	26,657	18%	112,901	111,867	1%	115,939	112,129	3%

Depreciation, amortization and interest expense	13,077	5,852	123%	1,065	-		39,536	20,053	97%	2,763	-

Income before income taxes	16,690	20,539	-19%	30,479	26,657	14%	73,365	91,814	-20%	113,176	112,129	1%

Income tax provision	5,900	(161)	-3765%	8,036	12,745	-37%	24,389	24,660	-1%	23,380	32,570	-28%

Net Income	10,790	20,700	-48%	22,443	13,912	61%	48,976	67,154	-27%	89,796	79,559	13%

Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	0%	-	-	0%	-	-	0%	-	-	0%

Net income attributable to non-controlling interest in Lucid Markets Trading Limited	1,136	-	0%	3,964	-	0%	6,389	-	0%	10,723	-	0%

Net Income Attributable to FXCM Inc.	$9,654	$20,700	-53%	$18,479	$13,912	33%	$42,587	$67,154	-37%	$79,073	$79,559	-1%

Pro forma fully exchanged, fully diluted shares outstanding	74,935	73,272	2%	74,935	73,272	2%	73,896	74,548	-1%	73,896	74,548	-1%

Earnings Per Share	$0.13	$0.28	-54%	$0.25	$0.19	32%	$0.58	$0.90	-36%	$1.07	$1.07	0%

Selected Operating Metrics

	(Unaudited)			(Unaudited)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	% Change	2012	2011	% Change

Total trading volume ($ in billions)	$886	$972	-9%	$3,601	$3,775	-5%

Total institutional trading volume ($ in billions)	$223	$429	-49%	$1,179	$1,171	1%

Total active accounts	170,930	163,094	5%	170,930	163,094	5%

Trading days in period	64	65	-2%	259	260	0%

Daily average trades	366,015	423,413	-14%	364,417	381,030	-4%

Daily average trades per active account	2.1	2.7	-23%	2.1	2.5	-16%

Retail trading revenue per million traded	$95	$98	-3%	$94	$96	-2%

Total customer equity ($ in millions)	$1,190.8	$1,047.0	14%	$1,190.8	$1,047.0	14%

Non-GAAP Financial Measures

Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per fully diluted share are non-GAAP financial measures. These measures do not represent and should not be considered as a substitute for net income, net income attributable to FXCM Inc. or net income per Class A share or as a substitute for cash flow from operating activities, each as determined in accordance with GAAP, and our calculations of these measures may not be comparable to similarly entitled measures reported by other companies. See “Adjusted Pro Forma Results” beginning on A-3 of this release for additional information regarding these non-GAAP financial measures and for reconciliations of such measure to the most directly comparable measures calculated in accordance with GAAP.

Declaration of Quarterly Dividend

The company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock. The dividend is payable on April 1, 2013 to Class A stockholders of record at the close of business on March 19, 2013.

Conference Call

As previously announced, FXCM Inc. will host a conference call to discuss its results at 8:15 a.m. (EST) today. This conference call will be available to domestic participants by dialing 877.303.9132 and 408.337.0136 for international participants. The conference ID number is 17412832.

A live, audio webcast, a copy of FXCM's earnings release, and a presentation and replay of this conference call will also be available at http://ir.fxcm.com/.

Disclosure Regarding Forward-Looking Statements

In addition to historical information, this earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect FXCM Inc.’s current views with respect to, among other things, its operations and financial performance for the future. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,”“expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. FXCM Inc. believes these factors include but are not limited to evolving legal and regulatory requirements of the FX industry, the limited operating history of the FX industry, risks related to the protection of its proprietary technology, risks related to its dependence on FX market makers, market conditions and those other risks described under “Risk Factors” in FXCM Inc.’s Annual Report on Form 10-K and other SEC filings, which are accessible on the SEC website at sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our SEC filings. FXCM Inc. undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

About FXCM Inc.

FXCM Inc. (NYSE: FXCM) is a global online provider of foreign exchange, or FX, trading and related services to retail and institutional customers world-wide.

At the heart of FXCM's client offering is No Dealing Desk FX trading. Clients benefit from FXCM's large network of forex liquidity providers enabling FXCM to offer competitive spreads on major currency pairs. Clients have the advantage of mobile trading, one-click order execution and trading from real-time charts. FXCM's U.K. subsidiary, Forex Capital Markets Limited, offers Contract for Difference (“CFD”) products with no re-quote trading and allows clients to trade oil, gold, silver and stock indices along with FX on one platform. In addition, FXCM offers educational courses on FX trading and provides free news and market research through DailyFX.com.

Trading foreign exchange and CFDs on margin carries a high level of risk, and may not be suitable for all. Read full disclaimer.

For Investors and Media:
Jaclyn Klein, 646-432-2463
Vice-President, Corporate Communications and Investor Relations
jklein@fxcm.com

ANNEX I

Schedule	Page Number

U.S. GAAP Results
Unaudited U.S. GAAP Consolidated Statements of Operations for the Three and Twelve Months Ended December 31, 2012 and 2011	A-1
Unaudited U.S. GAAP Consolidated Statements of Financial Condition As of December 31, 2012 and December 31, 2011	A-2
Adjusted Pro Forma and Adjusted Pro Forma Cash Results
Unaudited Adjusted Pro Forma, Adjusted Pro Forma Cash and U.S. GAAP Consolidated Statements of Operations for the Three Months Ended December 31, 2012 and 2011	A-5
Unaudited Adjusted Pro Forma, Adjusted Pro Forma Cash and U.S. GAAP Consolidated Statements of Operations for the Twelve Months Ended December 31, 2012 and 2011	A-6
Reconciliation of EBITDA to Unaudited U.S. GAAP Net Income	A-7

FXCM Inc.

Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenues

Retail trading revenue	$83,852	$95,540	$339,685	$363,774
Institutional trading revenue	19,125	7,088	62,033	28,908
Trading revenue	102,977	102,628	401,718	392,682

Interest income	661	807	3,571	3,644
Brokerage interest expense	(42)	(103)	(277)	(329)
Net interest income	619	704	3,294	3,315

Other income	4,498	5,353	12,303	19,581

Total net revenues	108,094	108,685	417,315	415,578

Operating Expenses

Referring broker fees	17,720	20,579	76,585	92,832
Compensation and benefits	24,604	26,424	105,779	95,086
Advertising and marketing	7,594	10,522	30,860	34,897
Communication and technology	10,522	8,310	37,113	31,869
Trading costs, prime brokerage and clearing fees	6,748	1,683	16,935	8,167
General and administrative	14,152	14,205	63,043	63,077
Depreciation and amortization	12,012	5,852	36,773	20,053

Total operating expenses	93,352	87,575	367,088	345,981

Operating income	14,742	21,110	50,227	69,597

Other Expense
Interest on borrowings	1,065	-	2,763	-

Income before income taxes	13,677	21,110	47,464	69,597
Income tax provision	4,130	61	8,986	10,816
Net income	9,547	21,049	38,478	58,781
Net income attributable to non-controlling interest in FXCM Holdings, LLC	5,413	17,822	23,131	46,045
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	1,136	-	6,389	-
Net income attributable to FXCM, Inc.	$2,998	$3,227	$8,958	$12,736

Net Income	$2,998	$3,227	$8,958	$12,736

Net Income per Class A Share
Basic and Diluted	$0.11	$0.21	$0.37	$0.77

Weighted average Class A shares outstanding	27,750	15,291	24,086	16,567

A-1

FXCM Inc.

Consolidated Statements of Financial Condition

As of December 31, 2012 and December 31, 2011

(Amounts in thousands except for share data)

(Unaudited)

	December 31,	December 31,
	2012	2011

Assets

Current assets
Cash and cash equivalents	$272,332	$184,721
Cash and cash equivalents, held for customers	1,190,762	1,046,983
Due from brokers	8,040	1,311
Accounts receivables, net	5,485	17,004
Deferred tax asset	10,598	6,982
Tax receivable	6,003	2,016
Total current assets	1,493,220	1,259,017

Deferred tax asset	117,221	88,556
Office, communication and computer equipment, net	50,316	39,686
Intangible assets and goodwill, net	383,446	80,656
Other assets	20,967	19,218
Total assets	$2,065,170	$1,487,133

Liabilities and Equity

Current liabilities
Customer account liabilities	$1,190,762	$1,046,983
Accounts payable and accrued expenses	65,431	56,723
Credit agreement	85,000	-
Notes payable	22,867
Due to brokers	14,494	13,495
Deferred tax liability	7,100	2,241
Due to related parties pursuant to tax receivable agreement	4,979	3,575
Total current liabilities	1,390,633	1,123,017

Deferred tax liability	12,351	7,044
Due to related parties pursuant to tax receivable agreement	87,271	63,639
Total liabilities	1,490,255	1,193,700

Commitments and Contingencies

Stockholders' equity
Class A common stock, par value $0.01 per share;	347	149
3,000,000,000 shares authorized, 34,683,599 and 14,899,391 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively
Class B common stock, par value $0.01 per share;	1	1
1,000,000 shares authorized, 100 shares issued
and outstanding as of December 31, 2012 and December 31, 2011, respectively
Additional paid-in-capital	171,390	86,152
Retained earnings	11,122	8,977
Accumulated other comprehensive income	(1,301)	142
Total stockholders' equity, FXCM Inc.	181,559	95,421
Non-controlling interest	393,356	198,012
Total stockholders' equity	574,915	293,433
Total liabilities and stockholders' equity	$2,065,170	$1,487,133

A-2

Adjusted Pro Forma and Adjusted Pro Forma Cash Results

Throughout the discussion of FXCM Inc.’s results, information is presented on an Adjusted Pro Forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure. Adjusted Pro Forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), adjusted to exclude certain items and reflects the conversion of all units of FXCM Holdings, LLC for shares of Class A common stock of FXCM Inc. FXCM believes that the disclosed Adjusted Pro Forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare FXCM’s results across several periods and facilitate an understanding of FXCM’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The differences between Adjusted Pro Forma and U.S. GAAP results are as follows:

1.	Assumed Exchange of Units of FXCM Holdings, LLC for FXCM Inc. Class A Shares. As a result of the exchange of FXCM Holdings units, the non-controlling interest related to these units is converted to controlling interest. The Company’s management believes that it is useful to provide the per-share effect associated with the assumed exchange of all FXCM Holdings units.

2.	Stock Based Compensation Expense. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate expense relating to stock based compensation relating to the Company’s initial public offering and compensation costs associated with the renegotiation of certain employment contracts. The Company’s management believes it is useful to provide the effects of eliminating these expenses relating to these non-recurring items.

3.	Acquisition Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain acquisition related costs. The Company’s management believes it is useful to provide the effects of eliminating these expenses.

4.	Regulatory Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain costs associated with a settlement with the Company’s regulators in the United States and the estimated expense associated with reimbursement of clients regarding trading issues at the Company’s Japanese subsidiary. The Company’s management believes it is useful to provide the effects of eliminating these expenses of a non-recurring nature.

5.	Income Taxes. Prior to the initial public offering FXCM was organized as a series of limited liability companies and foreign corporations, and even following the initial public offering not all of the Company’s income is subject to corporate-level taxes. As a result, adjustments have been made to the Adjusted Pro Forma earnings to assume that the Company has adopted a conventional corporate tax structure and is taxed as a C corporation in the U.S. at the prevailing corporate rates and the deferred tax assets related to tax benefits for stock based compensation awards are realized when the stock options are exercised. This assumption is consistent with the assumption that all of FXCM Holdings’ units are exchanged for shares of FXCM Inc. Class A common stock, as discussed in Item 1 above, as the assumed exchange would change the tax structure of the Company.

A-3

In addition, the Company presents results on an Adjusted Pro Forma Cash basis where Adjusted Pro Forma results are adjusted for certain non-cash items. The Company believes Adjusted Pro Forma Cash presentation may be useful to investors to compare FXCM’s results across several periods and facilitate an understanding of FXCM’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. The differences between Adjusted Pro Forma Cash and Adjusted Pro Forma results are as follows:

1.	Stock Based Compensation Expense. Additional adjustments have been made to Adjusted Pro Forma Earnings to eliminate expense relating to stock based compensation and other non-cash compensation granted subsequent to the Company’s initial public offering. The Company’s management believes it is useful to provide the effects of eliminating these non-cash expenses to evaluate the potential impact on the Company’s cash flow.

2.	Depreciation and amortization. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate the depreciation of fixed assets and the amortization of intangible assets. The Company’s management believes it is useful to provide the effects of eliminating these non-cash expenses to evaluate the potential impact on the Company’s cash flow.

3.	Income Taxes. Adjustments have been made to the Adjusted Pro Forma Earnings to present the Company’s estimate of tax expense in the next twelve months under the assumptions regarding taxes discussed in the above. The Company’s management believes it is useful to provide the effects of eliminating these expenses to evaluate the potential impact on the Company’s cash flow.

A-4

FXCM Inc.

Adjusted Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,
	2012									2011

								Adjusted									Adjusted
	As			Adjusted				Pro Forma		As			Adjusted				Pro Forma
	Reported	Adjustments		Pro Forma		Adjustments		Cash		Reported	Adjustments		Pro Forma		Adjustments		Cash
Revenues

Retail trading revenue	$83,852	-		$83,852		-		$83,852		$95,540	-		$95,540		-		$95,540
Institutional trading revenue	19,125	-		19,125		-		19,125		7,088	-		7,088		-		7,088
Trading revenue	102,977	-		102,977		-		102,977		102,628	-		102,628		-		102,628

Interest income	661	-		661		-		661		807	-		807		-		807
Brokerage interest expense	(42)	-		(42)		-		(42)		(103)	-		(103)		-		(103)
Net interest income	619	-		619		-		619		704	-		704		-		704

Other income	4,498	-		4,498		-		4,498		5,353	(3,314	)(8)	2,039		-		2,039
								-
Total net revenues	108,094	-		108,094		-		108,094		108,685	(3,314)		105,371		-		105,371

Operating Expenses

Referring broker fees	17,720	-		17,720		-		17,720		20,579	-		20,579		-		20,579
Compensation and benefits	24,604	(3,013	)(1)	21,591		(1,777	)(4)	19,814		26,424	(2,743	)(9)	23,681		(266	)(10)	23,415
Advertising and marketing	7,594	-		7,594		-		7,594		10,522	-		10,522		-		10,522
Communication and technology	10,522	-		10,522		-		10,522		8,310	-		8,310		-		8,310
Trading costs, prime brokerage and clearing fees	6,748			6,748				6,748		1,683	-		1,683				1,683
General and administrative	14,152	-		14,152		-		14,152		14,205			14,205		-		14,205
Depreciation and amortization	12,012	-		12,012		(12,012	)(5)	-		5,852			5,852		(5,852	)(6)	-
								-
Total operating expenses	93,352	(3,013)		90,339		(13,789)		76,550		87,575	(2,743)		84,832		(6,118)		78,714
								-
Operating income	14,742	3,013		17,755		13,789		31,544		21,110	(571)		20,539		6,118		26,657

Other expense
Interest on borrowings	1,065	-		1,065		-		1,065		-	-		-		-		-

Income before income taxes	13,677	3,013		16,690		13,789		30,479		21,110	(571)		20,539		6,118		26,657
Income tax provision	4,130	1,770	(2)	5,900		2,136	(6)	8,036		61	(222	)(2)	(161)		12,906	(6)	12,745
Net income	9,547	1,243		10,790		11,653		22,443		21,049	(349)		20,700		(6,788)		13,912
Net income attributable to non-controlling interest in FXCM Holdings, LLC	5,413	(5,413	)(3)	-		-		-		17,822	(17,822	)(3)	-		-		-
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	1,136	-		1,136		2,828	(7)	3,964		-	-		-		-		-
Net income attributable to FXCM Inc.	$2,998	$6,656		$9,654		$8,825		$18,479		$3,227	$17,473		$20,700		$(6,788)		$13,912

Pro Forma fully exchanged, fully diluted weighted average shares outstanding				74,935	(11)			74,935	(11)				73,272	(11)			73,272	(11)

Adjusted Pro Forma net income per fully exchanged, fully diluted weighted average shares outstanding				$0.13				$0.25					$0.28				$0.19

(1)	Represents the elimination of stock-based compensation associated with the IPO, severance and stock-based compensation in connection with the renegotiation of certain employment contracts in the Company's institutional and retail businesses.
(2)	Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 35.4% and (0.8)% for the three months ended December 31, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company.
(3)	Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.
(4)	Represents the elimination of stock-based compensation granted subsequent to the IPO and compensation costs associated with the recognition of deferred compensation in connection with the Lucid Market Trading ("Lucid") which was acquired by the Company on June 18, 2012. Pursuant to the terms of the acquisition, the Company issued shares of FXCM Inc. Class A common stock to the Lucid sellers subject to certain liquidity restrictions (the " Lucid Liquidity Restriction"). The Lucid Liquidity Restriction is accounted for as deferred compensation and recognized as expense over the three year period from closing of the Acquisition.
(5)	Represents the elimination of the depreciation of fixed assets and the amortization of intangible assets.
(6)	Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 26.4% and 47.8% for the three months ended December 31, 2012 and 2011, respectively, which includes U.S. federal current income taxes and assumes the highest statutory rates for current income taxes apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing Holdings unitholders units for shares of Class A common stock of the Company.
(7)	Represents an adjustment to reflect the Lucid's non-controlling interest amortization expense related to the identified intangible assets associated with the acquisition.
(8)	Represents the elimination of an amount related to the remeasurement of our tax receivable liability pursuant to a tax receivable agreement. This non-recurring income is attributable to the change in our U.S. federal income tax rate.
(9)	Represents the elimination of stock-based compensation associated with the IPO.
(10)	Represents the elimination of stock-based compensation for stock options granted subsequent to the IPO.
(11)	Fully diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

A-5

FXCM Inc.

Adjusted Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Year Ended December 31,
	2012									2011
								Adjusted									Adjusted
	As			Adjusted				Pro Forma		As			Adjusted				Pro Forma
	Reported	Adjustments		Pro Forma		Adjustments		Cash		Reported	Adjustments		Pro Forma		Adjustments		Cash
Revenues

Retail trading revenue	$339,685	-		$339,685		-		$339,685		$363,774	-		$363,774		-		$363,774
Institutional trading revenue	62,033	-		62,033		-		62,033		28,908	-		28,908		-		28,908
Trading revenue	401,718	-		401,718		-		401,718		392,682	-		392,682		-		392,682

Interest income	3,571	-		3,571		-		3,571		3,644	-		3,644		-		3,644
Brokerage interest expense	(277)	-		(277)		-		(277)		(329)	-		(329)		-		(329)
Net interest income	3,294	-		3,294		-		3,294		3,315	-		3,315		-		3,315

Other Income	12,303	-		12,303		-		12,303		19,581	(3,314	)(9)	16,267		-		16,267

Total net revenues	417,315	-		417,315		-		417,315		415,578	(3,314)		412,264		-		412,264

Operating Expenses

Referring broker fees	76,585	-		76,585		-		76,585		92,832	-		92,832		-		92,832
Compensation and benefits	105,779	(21,475	)(1)	84,304		(3,038	)(5)	81,266		95,086	(9,269	)(10)	85,817		(262	)(12)	85,555
Advertising and marketing	30,860	-		30,860		-		30,860		34,897	-		34,897		-		34,897
Communication and technology	37,113	-		37,113		-		37,113		31,869	-		31,869		-		31,869
Trading costs, prime brokerage and clearing fees	16,935	-		16,935				16,935		8,167	-		8,167				8,167
General and administrative	63,043	(4,426	)(2)	58,617		-		58,617		63,077	(16,262	)(11)	46,815		-		46,815
Depreciation and amortization	36,773			36,773		(36,773	)(6)	-		20,053	-		20,053		(20,053	)(6)	-

Total operating expenses	367,088	(25,901)		341,187		(39,811)		301,376		345,981	(25,531)		320,450		(20,315)		300,135

Operating income	50,227	25,901		76,128		39,811		115,939		69,597	22,217		91,814		20,315		112,129

Other expense
Interest on borrowings	2,763	-		2,763		-		2,763		-	-		-		-		-

Income before income taxes	47,464	25,901		73,365		39,811		113,176		69,597	22,217		91,814		20,315		112,129
Income tax provision	8,986	15,403	(3)	24,389		(1,009	)(7)	23,380		10,816	13,844	(3)	24,660		7,910	(7)	32,570
Net income	38,478	10,498		48,976		40,820		89,796		58,781	8,373		67,154		12,405		79,559
Net income attributable to non-controlling interest in FXCM Holdings, LLC	23,131	(23,131	)(4)	-		-		-		46,045	(46,045	)(4)	-		-		-
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	6,389	-		6,389		4,334	(8)	10,723		-	-		-		-		-
Net income attributable to FXCM Inc.	$8,958	$33,629		$42,587		$36,486		$79,073		$12,736	$54,418		$67,154		$12,405		$79,559

Pro Forma fully exchanged, fully diluted weighted average shares outstanding				73,896	(13)			73,896	(13)				74,548	(13)			74,548	(13)

Adjusted Pro Forma net income per fully exchanged, fully diluted weighted average shares outstanding				$0.58				$1.07					$0.90				$1.07

(1)	Represents the elimination of stock-based compensation associated with the IPO, severance and stock-based compensation in connection with the renegotiation of certain employment contracts in the Company's institutional and retail businesses.
(2)	Represents the elimination of acquisition-related costs and an accrual established to settle certain trading system matters with the Financial Services Agency of Japan.
(3)	Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 33.2% and 26.9% for the year ended December 31, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company.
(4)	Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.
(5)	Represents the elimination of stock-based compensation granted subsequent to the IPO and of compensation costs associated with the recognition of deferred compensation in connection with the Lucid Market Trading ("Lucid") which was acquired by the Company on June 18, 2012. Pursuant to the terms of the Acquisition, the Company issued shares of FXCM Inc. Class A common stock to the Lucid sellers subject to certain liquidity restrictions (the " Lucid Liquidity Restriction"). The fair value of the Lucid Liquidity Restriction is accounted for as deferred compensation and recognized as expense over the three year period from closing of the acquisition.
(6)	Represents the elimination of the depreciation of fixed assets and the amortization of intangible assets.
(7)	Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 20.7% and 29.0% for the year ended December 31, 2012 and 2011, respectively, which includes U.S. federal current income taxes and assumes the highest statutory rates for current income taxes apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing Holdings unitholders for shares of Class A common stock of the Company.
(8)	Represents an adjustment to reflect the Lucid's non-controlling interest amortization expense related to the identified intangible assets associated with the Acquisition.
(9)	Represents the elimination of an amount related to the remeasurement of our tax receivable liability pursuant to a tax receivable agreement. This non-recurring income is attributable to the change in our U.S. federal income tax rate.
(10)	Represents the elimination of stock-based compensation associated with the IPO.
(11)	Represents an adjustment to eliminate an expense relating to a settlement with the National Futures Association and ongoing discussions with the Commodity Futures Trading Commission regarding trade execution activities. Pursuant to an agreement with a subsidiary Holdings, certain founding members of Holdings agreed to reimburse the cost of these matters, up to $16.0 million plus additional amounts as approved by such founding members. Consequently, there was no impact to FXCM Inc.'s net income for the year ended December 31, 2011 as the entire expense was allocated to such funding members. Accordingly $16.3 million of additional capital was provided by the respective founding members.
(12)	Represents the elimination of stock-based compensation for stock options granted subsequent to the IPO.
(13)	Fully diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

A-6

FXCM Inc.

Reconciliation of EBITDA to Net Income

(In thousands)

(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	Adjusted Pro Forma		Adjusted Pro Forma Cash		U.S. GAAP		Adjusted Pro Forma		Adjusted Pro Forma Cash		U.S. GAAP
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Revenues	$108,094	$105,371	$108,094	$105,371	$108,094	$108,685	$417,315	$412,264	$417,315	$412,264	$417,315	$415,578

Net income attributable to FXCM Inc.	$9,654	$20,700	$18,479	$13,912	$2,998	$3,227	$42,587	$67,154	$79,073	$79,559	$8,958	$12,736
Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	-	-	5,413	17,822	-	-	-	-	23,131	46,045
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	1,136	-	3,964	-	1,136	-	6,389	-	10,723	-	6,389	-
Provision for income taxes	5,900	(161)	8,036	12,745	4,130	61	24,389	24,660	23,380	32,570	8,986	10,816
Depreciation, amortization and interest expense	13,077	5,852	1,065	-	13,077	5,852	39,536	20,053	2,763	-	39,536	20,053
EBITDA	$29,767	$26,391	$31,544	$26,657	$26,754	$26,962	$112,901	$111,867	$115,939	$112,129	$87,000	$89,650

A-7